--------------------------------------------------------------------------

                  GMAC RFC [GRAPHIC OMITTED][GRAPHIC OMITTED]


                           RMBS NEW ISSUE TERM SHEET


                   $1,200,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS6

                           RASC SERIES 2002-KS6 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                               SEPTEMBER 9, 2002

                     GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.



________________________________________________________________________________
This Information was prepared by Bank of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
       The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

       The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

       Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

       In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

       Finally,   RFSC  has  not  addressed  the  legal,   accounting   and  tax
       implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RESIDENTIAL ASSET SECURITIES CORPORATION
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-KS6 $1,200,000,000 (APPROXIMATE)
----------------------------------------------------------------------


                           RASC SERIES 2002-KS6 TRUST

                          OFFERED CERTIFICATES (a) (b)
                                    TO CALL:




                                                                     Expected  Scheduled      Expected
                      Expected                              Expected Principal   Final         Ratings
             Loan    Approximate      Interest   Principal  WAL      Window   Distribution   (Moody's /
   Class     Group     Size(a)          Type       Type      (yrs)    (mos)       Date          S&P)
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
 A-I-1(e)     I     $150,000,000      Floating      SEQ      0.90    1 - 20     7/25/17        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
 A-I-2(e)     I      $71,000,000       Fixed        SEQ      2.01    20 - 30    11/25/22       Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
 A-I-3(e)     I      $79,000,000       Fixed        SEQ      3.02    30 - 47    1/25/27        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
 A-I-4(e)     I      $98,000,000       Fixed        SEQ      5.05    47 - 91    8/25/30        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
A-I-5(d)
   (e)        I      $52,000,000       Fixed        SEQ      8.53    91- 108    9/25/32        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
A-I-6(e)                                                             37 -
   (f)        I      $50,000,000       Fixed        NAS      6.43      108      9/25/32        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
A-IO(c)(e)   I &        Notional       Fixed     Notional                                      Aaa/AAA
              II
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------
A-II(d)
  (e)(g)      II    $700,000,000      Floating   Pass-Thru   2.57    1 - 69     9/25/32        Aaa/AAA
------------ ------ -------------- ------------- ---------- -------- -------- ------------- --------------

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the Optional Termination Date for the related loan group.

(c) The Class A-IO Certificates will be comprised of the Group I A-IO Component and the Group II A-IO Component. Notional Schedule and coupon are described on page 3.
(d) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second distribution date after the Optional Termination Date for Loan Group I. Likewise, the applicable margin for the Class A-II Certificates will increase to 2x the original margin on the second distribution date after the Optional Termination Date for Loan Group II.
(e) The Offered Certificates may be subject to the applicable Net WAC Cap. It is not expected that the Class A-IO Certificates will be subject to the applicable Net WAC Cap.
(f)     Lockout bond.
(g)     The Class A-II is not available due to reverse inquiry.



                                 PRICING SPEED


LOAN GROUP I 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

LOAN GROUP II 100% PPC (assumes that  prepayments  start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and
     from   month   28   and   thereafter,    35%   CPR.)

                    GROUP I A-IO COMPONENT NOTIONAL SCHEDULE
--------------------------------------------------------------------------------

The Class A-IO Certificates will be comprised of the Group I A-IO component and the Group II A-IO Component. The notional amount of each component will equal the lesser of (i) the aggregate principal balance of the mortgage loans in the related loan group before the application of any principal payments for such due period and (ii) the amount as stated in each applicable schedule below. The coupon of each component will be equal to 4.50% per annum.

               GROUP I A-IO COMPONENT                    GROUP II A-IO COMPONENT
        MONTH      NOTIONAL AMOUNT       MONTH               NOTIONAL AMOUNT
          1        $270,000,000            1                  $102,000,000
          2        $250,000,000            2                  $95,000,000
          3        $231,000,000            3                  $88,000,000
          4        $214,000,000            4                  $81,000,000
          5        $198,000,000            5                  $75,000,000
          6        $183,000,000            6                  $70,000,000
          7        $170,000,000            7                  $64,000,000
          8        $157,000,000            8                  $60,000,000
          9        $145,000,000            9                  $55,000,000
         10        $135,000,000           10                  $51,000,000
         11        $125,000,000           11                  $47,000,000
         12        $115,000,000           12                  $44,000,000
         13        $107,000,000           13                  $41,000,000
         14         $99,000,000           14                  $38,000,000
         15         $91,000,000           15                  $35,000,000
         16          $84,000,000          16                  $32,000,000
         17          $78,000,000          17                  $30,000,000
         18          $72,000,000          18                  $28,000,000
         19          $67,000,000          19                  $26,000,000
         20          $62,000,000          20                  $24,000,000
         21          $57,000,000          21                  $22,000,000
         22          $53,000,000          22                  $20,000,000
         23          $49,000,000          23                  $19,000,000
         24          $45,000,000          24                  $17,000,000
         25          $42,000,000          25                  $17,000,000
         26          $39,000,000          26                  $17,000,000
         27          $36,000,000          27                  $17,000,000
         28          $33,000,000          28                  $17,000,000
         29          $31,000,000          29                  $17,000,000
         30          $28,000,000          30                  $17,000,000
         31+             $0               31+                      $0

----------------------------------------------------- -------------------------

CONTACT:       BANC OF AMERICA SECURITIES LLC


ABS/MBS Trading/Syndicate   (704) 388-1597        (704) 335-5904 (Fax)

Chris Hentemann             (chris.c.hentemann@bankofamerica.com)
Rob Karr                    (robert.h.karr@bankofamerica.com)
David Nagle                 (david.w.nagle@bankofamerica.com)


Global Structured Finance   (704) 387-0503        (704) 388-9668 (Fax)

Dan Stercay                 (704) 388-8686 (daniel.j.stercay@bankofamerica.com)
Vik Garg                    (704) 388-3681 (vikas.garg@bankofamerica.com)
Rob Baldwin                 (704) 388-7508 (robert.baldwin@bankofamerica.com)
Ibo Incoglu                 (704) 387-4076 (ibrahim.incoglu@bankofamerica.com)
Florin Nedelciuc            (704) 388-4931 (florin.nedelciuc@bankofamerica.com)

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
----------------------------- --------------------------------------------------

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2002-KS6

OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-6 Certificates (the "Class A-I Certificates"); the Class A-II Certificates; and the Class A-IO Certificates. The Class A-I Certificates, the Class A-II Certificates and the Class A-IO Certificates are referred to herein as the "Class A Certificates". The Class A Certificates are also referred to herein as the "Offered Certificates".

MASTER SERVICER: Residential Funding Corporation

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 85.28% of the mortgage loans in Loan Group I and 96.50% of the mortgage loans in Loan Group II.


TRUSTEE: JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

LEAD MANAGER: Banc of America Securities LLC


CO-MANAGERS:  Residential Funding Securities  Corporation,  Bear, Stearns & Co.,
     Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc. and J.P. Morgan Securities, Inc.

CERTIFICATE INSURER:          Ambac Assurance Corporation ("Ambac")

MORTGAGE INSURANCE PROVIDER:  Mortgage Guaranty Insurance Corporation ("MGIC")

CLOSING DATE:                 On or about October 1st, 2002.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Offered Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

DISTRIBUTION  DATES:  Distribution  of  principal  and  interest  on the Offered
     Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in October 2002. The first Distribution Date is October 25th, 2002.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
------------------------------ -------------------------------------------------

ERISAELIGIBILITY: The Offered Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  None of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

EXPENSE FEE RATE:  The  weighted  average  expense  fee rate for each loan group consists  of the  servicing  fee and,  if  applicable,  the premium for the
     Mortgage Insurance Policy provided by MGIC for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a mortgage loan for which there is no sub-servicer.

MONTHLY FEE RATE: The sum of the (i) Expense Fee Rate and (ii) the Ambac Premium
     (based upon the Class A Certificate Balances).

STATISTICAL CALCULATION DATE:  August 1, 2002

CUT-OFF DATE:                  September 1, 2002

MORTGAGE LOANS: The mortgage pool will consist of mortgage loans that will be divided into Loan Group I, which will consist solely of fixed-rate subprime home equity loans secured by first liens (92.24%) and second liens (7.76%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity loans secured by first liens on mortgaged properties.

     Loan Group II will consist of adjustable-rate mortgage loans having with principal balances at origination of no more than $300,700 if a single family property (or $451,050 if the property is located in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if the property is located in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if the property is located in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if the property is located in Hawaii or Alaska).

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy for certain mortgage loans with LTV ratios in excess of 50% for the Group I mortgage loans and LTV ratios in excess of 65% for the Group II mortgage loans. As of the Cut-off Date, approximately [62.95]% of Loan Group I and approximately [72.23]% of Loan Group II will be covered by a mortgage insurance policy (the "Mortgage Insurance Policy") issued by MGIC. The Mortgage Insurance Policy will be subject to certain limitations as described in the prospectus supplement.

OPTIONAL TERMINATION DATE: At its option, on any distribution date when the aggregate outstanding principal balance of the Group I Loans or Group II Loans, as applicable, is less than 10% of the principal balance of the related loan group as of the cut-off date, the Master Servicer will have the option to purchase from the trust all of the remaining Group I Loans or Group II Loans, as applicable, causing an early retirement of the related certificates.

--------------------------------------------------------------------------------

ACCRUED  INTEREST:  For all Class A-I  Certificates  (except for the Class A-I-1
     Certificates) and Class A-IO Certificates, interest will accrue during the calendar month preceding the month of distribution. For the Class A-I-1 Certificates and Class A-II Certificates, interest will accrue initially from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date.

DAY COUNT: For the Class A-I Certificates (except for the Class A-I-1 Certificates) and the Class A-IO Certificates, 30/360. For the Class A-I-1 Certificates and the Class A-II Certificates, actual/360.

PAYMENT DELAY:  For the  Class  A-I  Certificates  (except  for the Class  A-I-1
     Certificates) and the Class A-IO Certificates, 24 days. For the Class A-I-1 Certificates and the Class A-II Certificates, 0 days.

COMPENSATING INTEREST: For each loan group the Master Servicer will be required to cover prepayment interest shortfalls in full up to either (i) the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date.

GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-I
     Certificates may be subject to a cap equal to (x) the weighted average of the mortgage rates (net of the Monthly Fee Rate) on the Loan Group I mortgage loans as of the due date immediately preceding the related due period minus (y) the product of (i) the pass-through rate on the Group I A-IO Component and (ii) a fraction, the numerator of which is the notional amount of the Group I A-IO Component and the denominator of which is the balance of the Loan Group I mortgage loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group I Net WAC Cap. Any interest shortfall due to the application of the Group I Net WAC Cap will not be reimbursed.

CLASSA-I-1 NET WAC CAP: The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII NET WAC CAP: The pass-through rate of the Class A-II Certificates with respect to each distribution date may be subject to a cap equal to the product of (x) (i) the weighted average of the mortgage rates (net of the Monthly Fee Rate) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period minus (ii) the product of (a) the pass-through rate on the Group II A-IO Component and (b) a fraction, the numerator of which is the notional amount of the Group II A-IO Component and the denominator of which is the balance of the Loan Group II mortgage loans as of the due date immediately preceding the related due period and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

------------------------------ -------------------------------------------------

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)


GROUP II BASIS RISK
SHORTFALL:

     With respect to any distribution date on which the pass-through rate on the Class A-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the shortfall will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap. The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of the Monthly Fee Rate) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the mortgage loans. No such carryover will be paid once the principal balance of the Class A-II Certificates has been reduced to zero.

COUPON STEP UP: If the Master  Servicer does not purchase the remaining  Group I
     Loans on the Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second distribution date following the related Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the Optional Termination Date, the applicable margin on the Class A-II
     Certificates will increase to 2x the original margin on the second distribution date following the related Optional Termination Date.


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
------------------------------ -------------------------------------------------

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

     (1)     Excess cashflow;
     (2)     Overcollateralization;
     (3)     Limited cross-collateralization; and
     (4) A certificate guaranty insurance policy issued by Ambac Assurance Corporation.

AMBACINSURANCE POLICY:  Ambac will  unconditionally  and irrevocably  guarantee:
     (a) interest on each class of the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization, and
     (c) the payment of principal on the Class A Certificates (except for the Class A-IO Certificates) by no later than the [September 2032] distribution date. Ambac will not guarantee the payment of Basis Risk Shortfalls or Prepayment Interest Shortfalls.

OVERCOLLATERALIZATION TARGET
AMOUNT:

  With respect to any distribution date and the Group I Loans and the Group II Loans, an amount equal to the Overcollateralization Floor.


OVERCOLLATERALIZATION FLOOR: An amount equal to the product equal to (x) 0.50% in the case of Loan Group I and 0.50% in the case of Loan Group II and (y) the aggregate initial principal balance of the mortgage loans in the related loan group.

------------------------------ ------------------------------------------------

-------------------------------------------------------------------------------

                         CREDIT ENHANCEMENT (CONTINUED)

OVERCOLLATERALIZATION  AMOUNT:  With respect to any distribution date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that distribution date, over the aggregate certificate principal balance of the related Class A Certificates, other than the Class A-IO Certificates, as of such date, before taking into account distributions of principal to be made on that distribution date.

EXCESS CASHFLOW: For either loan group on any distribution date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount on the related classes of Offered Certificates and (b) any overcollateralization reduction amounts.

     Excess cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

---------------------------------- ---------------------------------------------

-------------------------------------------------------------------------------
                            PRIORITY OF DISTRIBUTIONS
---------------------------------- --------------------------------------------

PRIORITY OF DISTRIBUTIONS: Distributions to the certificateholders will be made from the available amount (after payment of the Monthly Fees) from each loan group as follows:

(i)     distribution of interest to the Class A Certificates;

(ii)   distribution of principal to the Class
       A Certificates  (as further  described
       herein),  other  than the  Class  A-IO
       Certificates,

(iii)  distribution of principal to the Class
       A   Certificates   to  cover   certain
       realized   losses  other  than  excess
       losses  (including   certain  payments
       from the other related loan group);

(iv)   to     the     Certificate     Insurer
       reimbursement  of  any  payments  made
       with    respect   to   the   Class   A
       Certificates    by   the   Certificate
       Insurer    under    the    certificate
       insurance  policy  (including  certain
       payments  from the other  related loan
       group);

(v)    except for the first six  distribution
       dates,   distribution   of  additional
       principal to the certificates from the
       excess  cashflow on the mortgage loans
       from  the  related  group,  until  the
       required            level           of
       overcollateralization is reached;

(vi)   payment  to the Class A  Certificates,
       in  respect  of  prepayment   interest
       shortfalls (including certain payments
       from the other related loan group);

(vii)  payment to the Class A Certificates in
       respect   of    prepayment    interest
       shortfalls     previously    allocated
       thereto,  and any prepayment  interest
       shortfalls remaining unpaid from prior
       distribution   dates   together   with
       interest  thereon  (including  certain
       payments  from the other  related loan
       group);

(viii) with  respect to the Group II mortgage
       loans,   payment  to  the  Class  A-II
       Certificates from the available amount
       from the  Group II  mortgage  loans in
       respect of basis risk  shortfalls  for
       the  current   distribution  date  and
       those  remaining   unpaid  from  prior
       distribution   dates   together   with
       interest thereon (including any excess
       cashflow  from  the  Group I  mortgage
       loans); and

(ix)    distribution   of  any  remaining  funds  to  the  non-offered
       certificates.

-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
---------------------------------- ---------------------------------------------

PRINCIPAL REMITTANCE AMOUNT: For either loan group on any distribution date, the sum of the following amounts relating to the mortgage loans in that loan group: (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period;
     (ii) the principal portion of all proceeds of the repurchase of mortgage loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month.

LOAN GROUP I  PRINCIPAL
DISTRIBUTION AMOUNT:

     On any distribution date, the sum of (a) the Principal Remittance Amount in respect of the Loan Group I mortgage loans and (b) excess spread to the extent distributable as principal to cover losses and build O/C to the required level.

LOAN GROUP II PRINCIPAL
DISTRIBUTION AMOUNT:

     On any distribution date, the sum of (a) the Principal Remittance Amount in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to cover losses and build O/C to the required level.

CLASS A-I-6 LOCKOUT DISTRIBUTION AMOUNT:

     For any distribution date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates (in each case immediately prior to such distribution date) and (c) the Loan Group I Principal Distribution Amount for such distribution date.


CLASS A-I-6 LOCKOUT DISTRIBUTION
PERCENTAGE:

   The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

     (i)     Between October 2002 and September 2005: 0%;

     (ii)    Between October 2005 and September 2007: 45%;

     (iii)   Between October 2007 and September 2008: 80%;

     (iv)    Between October 2008 and September 2009: 100%;

     (v)     October 2009 and thereafter: 300%.
---- -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
---------------------------------- --------------------------------------------

PRINCIPAL DISTRIBUTIONS:  The Principal  Distribution Amount with respect to the
     Group I Loans will be distributed as follows:

    (i)       to the Class A-I-6 Certificates, an
              amount  equal  to the  Class  A-I-6
              Lockout   Distribution  Amount  for
              that  distribution  date, until the
              Certificate  Principal  Balance  of
              the Class  A-I-6  Certificates  has
              been reduced to zero; and

    (ii)      to the Class  A-I-1,  Class  A-I-2,
              Class  A-I-3,  Class  A-I-4,  Class
              A-I-5 and Class A-I-6 Certificates,
              in  that  order,  in  each  case in
              reduction   of   the    Certificate
              Principal  Balance  thereof,  until
              the Certificate  Principal  Balance
              thereof has been reduced to zero.

    The Principal  Distribution  Amount with respect to the Group II Loans
    will                 be                 distributed                 as
    follows:

    (i)       to  the  Class  A-II  Certificates,
              until  the  Certificate   Principal
              Balance    of   the   Class    A-II
              Certificates  has been  reduced  to
              zero.

--------------------------------------------------------------------------------
                              ALLOCATION OF LOSSES
---------------------------------- ---------------------------------------------

ALLOCATION OF LOSSES:  Any realized losses for a loan group, that are not Excess
     Losses, will be allocated in the following order of priority:

    (i) To excess cashflow for that loan group for the related distribution date;

    (ii) To excess cashflow for the other loan group, to the extent remaining after covering realized losses (other than excess losses) on the mortgage loans in that other loan group for the related distribution date;

    (iii) To the overcollateralization for that loan group, until reduced to zero;

    (iv) To the overcollateralization for the other loan group, until reduced to zero; and

    (v)  Among the Class A  Certificates  related
         to the  loan  group  that  incurred  the
         realized  loss,   allocated   among  the
         applicable    classes    of    Class   A
         Certificates   on  a   pro-rata   basis,
         provided,   that  any  allocation  of  a
         realized  loss to a Class A  Certificate
         will  be  covered  by  the   certificate
         guaranty insurance policy, subject to its terms.

    Any excess losses will be covered by the certificate guaranty insurance policy.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.

---------------------------------- ---------------------------------------------


                              RASC SERIES 2002-KS6
                    LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                               TOTAL        MINIMUM        MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance       $448,060,264
Number of Loans                                                       6,014
Average Current Loan Balance                                        $74,503         $1,826       $487,391
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.51%          7.00%        100.00%
(1) Weighted Average Mortgage Rate                                  9.3933%        6.0000%       15.9900%
(1) Weighted Average Net Mortgage Rate                              8.0654%        4.5200%       15.2900%
(1) Weighted Average Remaining Term to Maturity (months)                311            109            360
(1) (3) Weighted Average Credit Score                                   616            445            809
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.77% of the Group I Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                 PERCENT OF STATISTICAL
                                                                                    CALCULATION DATE
                                           RANGE                                    PRINCIPAL BALANCE

         Product Type                      Fully Amortizing                                  89.54%
                                           Balloon Payment                                   10.46%

         Lien                              First                                             92.24%
                                           Second                                             7.76%

         Geographic Distribution           Florida                                           10.36%
                                           Texas                                              9.35%
                                           California                                         8.26%
                                           Georgia                                            4.91%

         Number of States (including DC)   50

         Largest Zip Code Concentration    80424                                              0.16%

     Loans with Mortgage Insurance                                                           64.30%
     (either borrower paid primary insurance policy or the Mortgage Insurance
Policy)

         Loans with Prepayment Penalties                                                     62.24%
----------------------------------------------------------------------------------------------------------



                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
             CREDIT SCORES                     LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       499 or less                                  54        $     2,865,121                       0.64%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       500 to 519                                  133              6,387,864                      1.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       520 to 539                                  298             16,569,352                      3.70
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       540 to 559                                  515             31,910,872                      7.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       560 to 579                                  596             40,439,988                      9.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       580 to 599                                  741             49,210,254                     10.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       600 to 619                                1,162             88,054,620                     19.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       620 to 639                                  900             77,005,197                     17.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       640 to 659                                  699             57,424,258                     12.82
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       660 to 679                                  452             40,849,240                      9.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       680 to 699                                  199             16,527,765                      3.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       700 to 719                                  116              9,488,930                      2.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       720 to 739                                   63              5,772,854                      1.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       740 to 759                                   36              2,837,014                      0.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
       760 or greater                               24              1,684,582                      0.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT SCORES                      5,988        $   447,027,911                      99.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Not Available (1)                                   26              1,032,353                      0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                           6,014        $   448,060,264                     100.00%
==========================================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.




                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                  NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
             MORTGAGE LOAN                 OF MORTGAGE       THE STATISTICAL    STATISTICAL CALCULATION
           PRINCIPAL BALANCES                 LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
              $1 to   $100,000                  4,615        $    220,628,623                      49.24%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   $100,001 to   $200,000                       1,118             153,404,528                     34.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   $200,001 to   $300,000                         225              53,698,318                     11.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   $300,001 to   $400,000                          48              16,843,480                      3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   $400,001 to   $500,000                           8               3,485,315                      0.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                          6,014         $   448,060,264                     100.00%
==========================================================================================================


                             NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
           NET MORTGAGE RATES                  LOANS       CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
4.500% to 4.999%                                    6                $902,711                       0.20%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
5.000% to 5.499%                                   28               3,853,447                      0.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
5.500% to 5.999%                                  108              14,825,001                      3.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
6.000% to 6.499%                                  308              38,159,817                      8.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
6.500% to 6.999%                                  549              60,469,879                     13.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
7.000% to 7.499%                                  771              77,334,973                     17.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
7.500% to 7.999%                                  714              64,448,106                     14.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
8.000% to 8.499%                                  677              55,437,133                     12.37
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
8.500% to 8.999%                                  524              36,755,293                      8.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
9.000% to 9.499%                                  475              28,661,665                      6.40
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
9.500% to 9.999%                                  262              17,354,747                      3.87
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.000% to 10.499%                                236              11,347,189                      2.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.500% to 10.999%                                214               9,245,181                      2.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.000% to 11.499%                                163               6,682,176                      1.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.500% to 11.999%                                 83               3,324,479                      0.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000% to 12.499%                                278               7,549,706                      1.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.500% to 12.999%                                 69               1,726,312                      0.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.000% to 13.499%                                444               7,977,637                      1.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.500% to 13.999%                                 63               1,340,713                      0.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
14.000% to 14.499%                                 41                 637,990                      0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
15.000% to 15.499%                                  1                  26,110                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         6,014         $   448,060,264                     100.00%
==========================================================================================================






                               MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                       NUMBER       PRINCIPAL BALANCE     PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                            OUTSTANDING AS OF    OUTSTANDING AS OF THE
                                            OF MORTGAGE       THE STATISTICAL   STATISTICAL CALCULATION
             MORTGAGE RATES                    LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.000%    to     6.499%                             3        $      581,880                       0.13%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.500%    to     6.999%                            33             5,205,251                      1.16
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.000%    to     7.499%                            68            10,131,535                      2.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.500%    to     7.999%                           288            37,097,133                      8.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.000%    to     8.499%                           445            50,996,186                     11.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.500%    to     8.999%                           960           100,041,490                     22.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.000%    to     9.499%                           726            62,556,513                     13.96
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.500%    to     9.999%                           998            72,231,042                     16.12
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.000%    to   10.499%                             454            31,570,474                      7.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.500%    to   10.999%                             496            29,666,478                      6.62
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.000%    to   11.499%                             283            12,970,352                      2.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.500%    to   11.999%                             227            10,105,988                      2.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000%    to   12.499%                              91             3,779,358                      0.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.500%    to   12.999%                             303             8,715,313                      1.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.000%    to   13.499%                              84             2,241,005                      0.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.500%    to   13.999%                             446             8,025,902                      1.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
14.000%    to   14.499%                               6               199,300                      0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
14.500%    to   14.999%                             102             1,918,957                      0.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
15.500%    to   15.999%                               1                26,110                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                            6,014       $   448,060,264                     100.00%
==========================================================================================================





                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
            RANGE OF ORIGINAL                  NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
        LOAN-TO-VALUE RATIOS (1)               LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     0.01%   to   50.00%                           337        $    17,902,847                       4.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   50.01%   to   55.00%                            111              7,296,613                      1.63
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   55.01%   to   60.00%                            196             16,131,992                      3.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   60.01%   to   65.00%                            190             13,618,892                      3.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   65.01%   to   70.00%                            350             29,267,955                      6.53
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   70.01%   to   75.00%                            537             45,461,714                     10.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   75.01%   to   80.00%                          1,294            121,846,847                     27.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   80.01%   to   85.00%                            743             71,172,854                     15.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   85.01%   to   90.00%                            782             71,918,452                     16.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   90.01%   to   95.00%                            421             28,336,932                      6.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   95.01%   to 100.00%                           1,053             25,105,168                      5.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          6,014        $   448,060,264                     100.00%
==========================================================================================================

(1) With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.


              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                                               NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
           STATE OR TERRITORY                  LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                                            547        $    46,437,728                      10.36%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Texas                                              677             41,885,436                      9.35
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                         266             36,989,244                      8.26
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Georgia                                            294             21,992,134                      4.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Alabama                                            327             19,288,435                      4.30
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Michigan                                           300             18,211,337                      4.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ohio                                               264             16,698,954                      3.73
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
New York                                           151             16,419,289                      3.66
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Tennessee                                          322             16,085,117                      3.59
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Pennsylvania                                       178             15,265,289                      3.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Indiana                                            250             13,584,583                      3.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Other                                            2,438            185,202,717                     41.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          6,014        $   448,060,264                     100.00%
==========================================================================================================




                           MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
               LOAN PURPOSE                    NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF      PRINCIPAL BALANCE
                                             OF MORTGAGE     THE STATISTICAL    OUTSTANDING AS OF THE
                                                LOANS      CALCULATION DATE  STATISTICAL CALCULATION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Equity Refinance                                 3,679      $    310,579,450                       69.32%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Purchase                                         1,963           101,939,484                      22.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Rate/Term Refinance                                372            35,541,330                       7.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          6,014       $   448,060,264                      100.00%
==========================================================================================================




                      MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE                 NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF      PRINCIPAL BALANCE
                                             OF MORTGAGE     THE STATISTICAL    OUTSTANDING AS OF THE
                                                LOANS      CALCULATION DATE  STATISTICAL CALCULATION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Full Documentation                               4,828      $    332,184,823                       74.14%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Reduced Documentation                            1,186           115,875,441                      25.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          6,014       $   448,060,264                      100.00%
==========================================================================================================



                              OCCUPANCY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
                OCCUPANCY                      NUMBER     PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                          OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE     THE STATISTICAL     OUTSTANDING AS OF THE
                                               LOANS       CALCULATION DATE  STATISTICAL CALCULATION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Primary Residence                               5,126       $    384,224,143                       85.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Non Owner-occupied                                844             58,104,915                      12.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Second/Vacation                                    44              5,731,205                       1.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         6,014        $   448,060,264                      100.00%
==========================================================================================================



                          MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             PROPERTY TYPE                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                           OF MORTGAGE       THE STATISTICAL    STATISTICAL CALCULATION
                                              LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Single-family detached                          5,030        $    366,873,296                      81.88%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (detached)              330              28,486,774                      6.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Two- to four- family units                        256              27,038,444                      6.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Manufactured Home                                 150               8,689,778                      1.94
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5 stories)              101               6,557,256                      1.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse                                          91               5,886,950                      1.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (attached)               43               3,342,944                      0.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8 stories)                     8                 751,823                      0.17
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Leasehold                                           2                 327,555                      0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories or more)                 3                 105,442                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                          6,014         $   448,060,264                     100.00%
==========================================================================================================



                               CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
             CREDIT GRADES                    NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                           OF MORTGAGE       THE STATISTICAL    STATISTICAL CALCULATION
                                              LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
A4                                              2,229        $    207,542,507                      46.32%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AX                                              2,069             133,182,811                     29.72
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AM                                                893              57,208,549                     12.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
B                                                 542              33,542,217                      7.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
C                                                 193              11,857,088                      2.65
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CM                                                 88               4,727,091                      1.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                          6,014         $   448,060,264                     100.00%
==========================================================================================================



                          PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------
        PREPAYMENT PENALTY TERM               NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                           OF MORTGAGE       THE STATISTICAL    STATISTICAL CALCULATION
                                              LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
None                                            2,601        $    169,198,792                      37.76%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12 months                                         159              16,857,979                      3.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
24 months                                         265              17,089,526                      3.81
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
36 months                                       2,130             176,685,827                     39.43
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
60 months                                         827              64,490,615                     14.39
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Other (1)                                          32               3,737,524                      0.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                          6,014         $   448,060,264                     100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, or 60 months and not more than 60 months.



                              RASC SERIES 2002-KS6
                    LOAN GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance       $584,546,643
Number of Loans                                                       5,310
Average Current Loan Balance                                       $110,084         $14,987      $322,213
(1)  Weighted Average Original Loan-to-Value Ratio                   81.94%           8.00%        95.00%
(1) Weighted Average Mortgage Rate                                  8.6986%         5.8000%      13.1250%
(1) Weighted Average Net Mortgage Rate                              7.2969%         4.1850%      12.1900%
(1) Weighted Average Note Margin                                    7.9189%         2.3000%      12.6250%
(1) Weighted Average Maximum Mortgage Rate                         15.0580%        12.4500%      23.0000%
(1) Weighted Average Minimum Mortgage Rate                          8.4315%         4.2500%      13.1250%
(1) Weighted Average Term to Next Rate Adjustment Rate                   28               5            38
(months)
(1) Weighted Average Remaining Term to Maturity (months)                360             177           360
(1) (2) Weighted Average Credit Score                                   603             445           808
----------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.60% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                 PERCENT OF STATISTICAL
                                                                                    CALCULATION DATE
                                           RANGE                                    PRINCIPAL BALANCE

         Product Type                      Adjustable                                       100.00%

         Lien                              First                                            100.00%

         Geographic Distribution           California                                        10.25%
                                           Michigan                                           9.47%
                                           Texas                                              6.89%
                                           Florida                                            5.77%

         Number of States (including DC)   49

         Largest Zip Code Concentration    48235                                              0.24%

     Loans with Mortgage Insurance                                                           72.60%
     (either borrower paid primary insurance policy or the Mortgage Insurance
Policy)

         Loans with Prepayment Penalties                                                     89.05%
----------------------------------------------------------------------------------------------------------



                          CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------
               RANGE OF                      NUMBER        PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                  PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF    OUTSTANDING AS OF THE
                                           OF MORTGAGE       THE STATISTICAL   STATISTICAL CALCULATION
             CREDIT SCORES                    LOANS        CALCULATION DATE              DATE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       499 or less                                 47         $     4,498,286                      0.77%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       500 to 519                                  89               8,746,846                     1.50
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       520 to 539                                 266              26,057,883                     4.46
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       540 to 559                                 540              56,514,773                     9.67
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       560 to 579                                 785              84,667,745                    14.48
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       580 to 599                                 772              86,913,059                    14.87
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       600 to 619                               1,090             122,574,232                    20.97
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       620 to 639                                 719              80,304,128                    13.74
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       640 to 659                                 444              51,580,606                     8.82
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       660 to 679                                 219              27,070,918                     4.63
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       680 to 699                                 145              15,942,857                     2.73
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       700 to 719                                  75               8,291,297                     1.42
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       720 to 739                                  40               4,372,525                     0.75
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       740 to 759                                  20               2,237,901                     0.38
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       760 or greater                              22               2,421,755                     0.41
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT SCORES                     5,273        $    582,194,810                     99.60%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Not Available (1)                                  37               2,351,833                     0.40
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                 TOTAL                          5,310        $    584,546,643                    100.00%
=========================================================================================================

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.



                 ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
            RANGE OF ORIGINAL                 NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                          OUTSTANDING AS OF       PRINCIPAL BALANCE
              MORTGAGE LOAN                 OF MORTGAGE     THE STATISTICAL     OUTSTANDING AS OF THE
            PRINCIPAL BALANCES                 LOANS      CALCULATION DATE   STATISTICAL CALCULATION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                $1 to   $100,000               2,763        $    182,212,281                       31.17%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     $100,001 to   $200,000                    2,055             283,577,062                      48.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     $200,001 to   $300,000                      486             116,879,037                      19.99
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
     $300,001 to   $400,000                        6               1,878,263                       0.32
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        5,310        $    584,546,643                      100.00%
==========================================================================================================


                            NET MORTGAGE RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                 RANGE OF                     NUMBER       PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                                                    PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF      OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL     STATISTICAL CALCULATION
            NET MORTGAGE RATES                 LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  4.000%   to     4.499%                           5                   $959,503                     0.16%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  4.500%   to     4.999%                          14                  2,103,279                    0.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.000%   to     5.499%                         117                 17,964,427                    3.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.500%   to     5.999%                         314                 42,197,904                    7.22
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.000%   to     6.499%                         608                 79,554,775                   13.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.500%   to     6.999%                         853                101,053,873                   17.29
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.000%   to     7.499%                         949                101,501,306                   17.36
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.500%   to     7.999%                         813                 82,620,566                   14.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.000%   to     8.499%                         666                 68,059,487                   11.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.500%   to     8.999%                         424                 39,950,075                    6.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.000%   to     9.499%                         312                 30,354,684                    5.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.500%   to     9.999%                         135                 11,172,966                    1.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.000%   to   10.499%                            55                  3,947,166                    0.68
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.500%   to   10.999%                            23                  1,808,234                    0.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.000%   to   11.499%                            17                  1,096,422                    0.19
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.500%   to   11.999%                             4                    168,184                    0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000%   to   12.499%                             1                     33,792                    0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                        5,310           $    584,546,643                   100.00%
==========================================================================================================




                              MORTGAGE RATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                RANGE OF                      NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                           OF MORTGAGE       THE STATISTICAL    STATISTICAL CALCULATION
             MORTGAGE RATES                   LOANS        CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.500%    to     5.999%                           1          $      220,000                       0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.000%    to     6.499%                          13               1,979,669                      0.34
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.500%    to     6.999%                         112              16,939,173                      2.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.000%    to     7.499%                         245              33,286,436                      5.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.500%    to     7.999%                         717              96,205,485                     16.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.000%    to     8.499%                         769              90,518,680                     15.49
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.500%    to     8.999%                       1,206             132,128,700                     22.60
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.000%    to     9.499%                         875              88,416,599                     15.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.500%    to     9.999%                         805              78,965,496                     13.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.000%    to   10.499%                           276              22,974,683                      3.93
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.500%    to   10.999%                           185              15,748,148                      2.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.000%    to   11.499%                            57               4,168,449                      0.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.500%    to   11.999%                            30               1,901,082                      0.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000%    to   12.499%                            14                 900,251                      0.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.500%    to   12.999%                             3                 125,392                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.000%    to   13.499%                             2                  68,400                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                          5,310        $    584,546,643                     100.00%
==========================================================================================================


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
           RANGE OF ORIGINAL                  NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
          LOAN-TO-VALUE RATIOS                 LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    0.01% to   50.00%                              130        $     9,395,377                       1.61%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  50.01% to   55.00%                                56              5,165,675                      0.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  55.01% to   60.00%                               108             10,827,350                      1.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  60.01% to   65.00%                               125             11,790,286                      2.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  65.01% to   70.00%                               279             28,318,477                      4.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  70.01% to   75.00%                               416             43,147,745                      7.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  75.01% to   80.00%                             1,497            169,991,930                     29.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  80.01% to   85.00%                             1,028            113,765,031                     19.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  85.01% to   90.00%                             1,233            140,499,763                     24.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  90.01% to   95.00%                               438             51,645,009                      8.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                           5,310       $    584,546,643                     100.00%
==========================================================================================================


              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                                              NUMBER       PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
           STATE OR TERRITORY                  LOANS        CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
California                                         336        $    59,935,270                      10.25%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Michigan                                           596             55,329,100                      9.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Texas                                              349             40,300,442                      6.89
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Florida                                            323             33,742,015                      5.77
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Minnesota                                          246             32,255,574                      5.52
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Illinois                                           254             28,436,425                      4.86
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Wisconsin                                          301             28,028,890                      4.79
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Georgia                                            214             26,298,556                      4.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ohio                                               289             23,415,802                      4.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Colorado                                           125             21,079,438                      3.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Other                                            2,277            235,725,131                     40.33
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                 TOTAL                           5,310       $    584,546,643                     100.00%
==========================================================================================================


                           MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
               LOAN PURPOSE                    NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                             OF MORTGAGE     THE STATISTICAL    STATISTICAL CALCULATION
                                                LOANS       CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Equity Refinance                                 2,949       $    324,614,566                      55.53%
----------------------------------------------------------------------------------------------------------
Purchase                                         2,070            225,736,070                     38.62
----------------------------------------------------------------------------------------------------------
Rate/Term Refinance                                291             34,196,007                      5.85
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          5,310        $   584,546,643                     100.00%
==========================================================================================================



                     MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
            DOCUMENTATION TYPE                 NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                             OF MORTGAGE     THE STATISTICAL    STATISTICAL CALCULATION
                                                LOANS       CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Full Documentation                               4,470       $    479,041,560                      81.95%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Reduced Documentation                              840            105,505,083                     18.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          5,310        $   584,546,643                     100.00%
==========================================================================================================



                              OCCUPANCY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                OCCUPANCY                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                             OF MORTGAGE     THE STATISTICAL    STATISTICAL CALCULATION
                                                LOANS       CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Primary Residence                                4,784       $    542,139,439                      92.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Non Owner-occupied                                 511             40,764,026                      6.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Second/Vacation                                     15              1,643,178                      0.28
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          5,310        $   584,546,643                     100.00%
==========================================================================================================



                         MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
              PROPERTY TYPE                    NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
                                               LOANS       CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Single-family detached                          4,501        $    484,514,729                      82.89%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (detached)              329              49,011,828                      8.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Two- to four- family units                        236              26,553,903                      4.54
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than 5 stories)              110              10,985,380                      1.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Townhouse                                          58               5,886,873                      1.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Planned Unit Developments (attached)               34               4,163,661                      0.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Manufactured Home                                  37               2,566,654                      0.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo Mid-Rise (5 to 8 stories)                     3                 541,837                      0.09
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Condo High-Rise (9 stories or more)                 1                 291,778                      0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Leasehold                                           1                  30,000                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $    584,546,643                     100.00%
==========================================================================================================



                               CREDIT GRADES OF THE GROUP II LOANS

---------------------------------------------------------------------------------------------------------
              CREDIT GRADES                    NUMBER     PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                  PRINCIPAL BALANCE
                                                          OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE     THE STATISTICAL    STATISTICAL CALCULATION
                                               LOANS       CALCULATION DATE             DATE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
A4                                              1,957       $    219,973,702                      37.63%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
AX                                              1,328            155,810,459                     26.65
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
AM                                              1,029            113,420,545                     19.40
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
B                                                 643             62,960,997                     10.77
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
C                                                 220             21,261,073                      3.64
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CM                                                133             11,119,868                      1.90
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $   584,546,643                     100.00%
=========================================================================================================



                         PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
         PREPAYMENT PENALTY TERM               NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                             OF MORTGAGE     THE STATISTICAL    STATISTICAL CALCULATION
                                                LOANS       CALCULATION DATE             DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
None                                               546        $    64,218,391                      10.99%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12 months                                          189             26,139,165                      4.47
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
24 months                                        1,999            220,454,765                     37.71
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
36 months                                        2,317            249,073,512                     42.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
60 months                                          212             20,212,085                      3.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Other (1)                                           47              4,448,726                      0.76
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                          5,310        $   584,546,643                     100.00%
==========================================================================================================

(1)   Not 0, 12, 24, 36, 48 or 60 months and not more than 60 months.


                               NOTE MARGINS OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                 RANGE OF                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
               NOTE MARGINS                    LOANS       CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  2.000%    to     2.499%                           1          $      169,034                       0.03%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  4.000%    to     4.499%                          12               2,665,350                      0.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  4.500%    to     4.999%                          19               2,792,590                      0.48
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.000%    to     5.499%                          25               3,321,512                      0.57
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  5.500%    to     5.999%                          48               8,451,292                      1.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.000%    to     6.499%                         193              26,286,785                      4.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  6.500%    to     6.999%                         440              52,713,484                      9.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.000%    to     7.499%                         698              84,432,885                     14.44
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  7.500%    to     7.999%                       1,129             127,997,914                     21.90
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.000%    to     8.499%                       1,002             110,156,948                     18.84
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  8.500%    to     8.999%                         742              75,851,798                     12.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.000%    to     9.499%                         523              51,123,507                      8.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  9.500%    to     9.999%                         271              23,596,860                      4.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.000%    to   10.499%                           124               9,887,204                      1.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
10.500%    to   10.999%                            42               2,692,738                      0.46
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.000%    to   11.499%                            20               1,184,435                      0.20
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
11.500%    to   11.999%                            13                 733,342                      0.13
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000%    to   12.499%                             6                 419,969                      0.07
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.500%    to   12.999%                             2                  69,000                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $    584,546,643                     100.00%
==========================================================================================================



                             MAXIMUM MORTGAGE OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
                 RANGE OF                      NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
          MAXIMUM MORTGAGE RATES               LOANS       CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
12.000%    to   12.999%                            76         $    10,982,968                       1.88%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
13.000%    to   13.999%                           710              97,858,861                     16.74
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
14.000%    to   14.999%                         1,713             196,630,959                     33.64
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
15.000%    to   15.999%                         1,572             161,393,404                     27.61
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
16.000%    to   16.999%                           920              90,106,887                     15.41
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
17.000%    to   17.999%                           257              22,878,238                      3.91
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
18.000%    to   18.999%                            55               4,014,430                      0.69
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
19.000%    to   19.999%                             6                 465,170                      0.08
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
23.000%    to   23.999%                             1                 215,727                      0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $    584,546,643                     100.00%
==========================================================================================================


                             MINIMUM MORTGAGE OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------------
                 RANGE OF                      NUMBER      PRINCIPAL BALANCE       PERCENT OF AGGREGATE
                                                           OUTSTANDING AS OF       PRINCIPAL BALANCE
                                            OF MORTGAGE      THE STATISTICAL     OUTSTANDING AS OF THE
          MINIMUM MORTGAGE RATES               LOANS       CALCULATION DATE   STATISTICAL CALCULATION DATE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  4.000%    to     4.999%                          20         $     3,716,194                        0.64%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  5.000%    to     5.999%                          20               3,049,659                       0.52
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  6.000%    to     6.999%                         306              39,462,134                       6.75
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  7.000%    to     7.999%                       1,285             156,599,946                      26.79
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  8.000%    to     8.999%                       1,790             203,807,216                      34.87
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  9.000%    to     9.999%                       1,386             138,005,413                      23.61
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
10.000%    to   10.999%                           405              33,499,607                       5.73
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
11.000%    to   11.999%                            76               5,152,881                       0.88
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
12.000%    to   12.999%                            20               1,185,193                       0.20
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
13.000%    to   13.999%                             2                  68,400                       0.01
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $    584,546,643                      100.00%
===========================================================================================================




                    NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

----------------------------------------------------------------------------------------------------------
            NEXT INTEREST RATE                 NUMBER      PRINCIPAL BALANCE      PERCENT OF AGGREGATE
                                                                                   PRINCIPAL BALANCE
                                                           OUTSTANDING AS OF     OUTSTANDING AS OF THE
                                            OF MORTGAGE      THE STATISTICAL    STATISTICAL CALCULATION
             ADJUSTMENT DATE                   LOANS       CALCULATION DATE              DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
January 2003                                        1          $      218,882                       0.04%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
February 2003                                       1                  98,000                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
June 2003                                           2                 370,341                      0.06
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
August 2003                                         1                  67,826                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
September 2003                                      1                 123,298                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
October 2003                                        1                 254,273                      0.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
November 2003                                       1                 102,905                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
January 2004                                        2                 201,654                      0.03
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
February 2004                                       2                 268,441                      0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
March 2004                                         11               1,334,556                      0.23
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
April 2004                                         13               1,827,509                      0.31
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
May 2004                                           43               4,848,128                      0.83
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
June 2004                                         113              12,564,585                      2.15
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
July 2004                                         592              63,025,449                     10.78
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
August 2004                                     2,292             249,918,904                     42.75
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
September 2004                                    369              43,901,324                      7.51
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
November 2004                                       2                 317,480                      0.05
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
January 2005                                        1                  51,279                      0.01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
February 2005                                       3                 562,182                      0.10
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
March 2005                                          5                 668,906                      0.11
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
April 2005                                         11                 803,498                      0.14
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
May 2005                                           13               1,416,663                      0.24
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
June 2005                                          50               6,092,048                      1.04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
July 2005                                         286              29,252,448                      5.00
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
August 2005                                     1,257             137,082,997                     23.45
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
September 2005                                    236              29,032,169                      4.97
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
October 2005                                        1                 140,900                      0.02
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                  TOTAL                         5,310        $    584,546,643                     100.00%
==========================================================================================================



                                CLASS A-II NET WAC CAP TABLE

  DISTRIBUTION   NET WAC CAP     NET WAC CAP      DISTRIBUTION     NET WAC     NET WAC CAP
      DATE           (1)        STRESS (1)(2)         DATE         CAP (1)    STRESS (1)(2)
----------------------------------------------------------------------------------------------
     Oct-02                        8.302             Sep-05                       10.394
                        8.302                                          8.039
     Nov-02                        6.469             Oct-05                       11.388
                        6.469                                          8.307
     Dec-02                        6.727             Nov-05                       11.021
                        6.727                                          8.039
     Jan-03                        6.551             Dec-05                       11.388
                        6.551                                          8.307
     Feb-03                        6.584             Jan-06                       11.021
                        6.584                                          8.039
     Mar-03                        7.319             Feb-06                       11.470
                        7.319                                          8.039
     Apr-03                        6.644             Mar-06                       12.699
                        6.644                                          8.901
     May-03                        6.886             Apr-06                       12.098
                        6.886                                          8.039
     Jun-03                        6.693             May-06                       12.501
                        6.690                                          8.307
     Jul-03                        6.936             Jun-06                       12.098
                        6.933                                          8.039
     Aug-03                        6.731             Jul-06                       12.501
                        6.729                                          8.307
     Sep-03                        6.744             Aug-06                       12.547
                        6.742                                          8.039
     Oct-03                        6.982             Sep-06                       12.547
                        6.980                                          8.039
     Nov-03                        6.770             Oct-06                       13.169
                        6.768                                          8.307
     Dec-03                        7.012             Nov-06                       12.745
                        7.009                                          8.039
     Jan-04                        6.802             Dec-06                       13.169
                        6.799                                          8.307
     Feb-04                        6.811             Jan-07                       12.745
                        6.808                                          8.039
     Mar-04                        7.291             Feb-07                       13.193
                        7.288                                          8.039
     Apr-04                        6.831             Mar-07                       14.607
                        6.828                                          8.901
     May-04                        7.070             Apr-07                       13.193
                        7.067                                          8.039
     Jun-04                        6.855             May-07                       13.633
                        6.852                                          8.307
     Jul-04                        7.097             Jun-07                       13.193
                        7.094                                          8.039
     Aug-04                        6.872             Jul-07                       13.633
                        6.869                                          8.307
     Sep-04                        6.882             Aug-07                       13.216
                        6.879                                          8.039
     Oct-04                        8.624             Sep-07                       13.216
                        7.693                                          8.039
     Nov-04                        8.335             Oct-07                       13.657
                        7.433                                          8.307
     Dec-04                        8.601             Nov-07                       13.216
                        7.668                                          8.039
     Jan-05                        8.311             Dec-07                       13.657
                        7.408                                          8.307
     Feb-05                        8.302             Jan-08                       13.216
                        7.399                                          8.039
     Mar-05                        9.182             Feb-08                       13.216
                        8.182                                          8.039
     Apr-05                        9.170             Mar-08                       14.127
                        7.640                                          8.594
     May-05                        9.476             Apr-08                       13.216
                        7.894                                          8.039
     Jun-05                        9.171             May-08                       13.657
                        7.640                                          8.307
     Jul-05                        9.477             Jun-08                       13.216
                        7.894                                          8.039
     Aug-05                        10.394
                        8.039

(1)     Assumes no losses,  10% cleanup  call,  100% PPC,  and  one-month  LIBOR is  instantaneously increased to a rate of 20%
(2)     Assumes 6-month LIBOR is instantaneously increased to a rate of 20%.




                             BOND SUMMARY (TO CALL)

CLASS A-I-1
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                    9.47       1.47       1.08        0.90       0.78       0.69
  Modified Duration (at par)              8.35       1.42       1.05        0.88       0.77       0.68
  First Principal Payment Date          10/25/02   10/25/02   10/25/02    10/25/02   10/25/02   10/25/02
  Last Principal Payment Date           7/25/17    7/25/05     9/25/04    5/25/04    2/25/04    11/25/03
  Principal Payment Window (Months)       178         34         24          20         17         14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   17.11       3.62       2.50        2.01       1.68       1.41
  Modified Duration (at par)             13.24       3.39       2.38        1.92       1.62       1.36
  First Principal Payment Date          7/25/17    7/25/05     9/25/04    5/25/04    2/25/04    11/25/03
  Last Principal Payment Date           9/25/22    3/25/07    10/25/05    2/25/05    9/25/04    5/25/04
  Principal Payment Window (Months)        63         21         14          10         8          7

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   22.25       5.79       3.86        3.01       2.48       2.05
  Modified Duration (at par)             15.27       5.15       3.56        2.82       2.34       1.95
  First Principal Payment Date          9/25/22    3/25/07    10/25/05    2/25/05    9/25/04    5/25/04
  Last Principal Payment Date           12/25/26   3/25/10     7/25/07    6/25/06    9/25/05    3/25/05
  Principal Payment Window (Months)        52         37         22          17         13         11

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.13      10.82       6.92        5.05       4.01       3.20
  Modified Duration (at par)             15.37       8.42       5.82        4.44       3.60       2.92
  First Principal Payment Date          12/25/26   3/25/10     7/25/07    6/25/06    9/25/05    3/25/05
  Last Principal Payment Date           7/25/30    6/25/17     1/25/13    1/25/10    3/25/08    12/25/06
  Principal Payment Window (Months)        44         88         67          44         31         22

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.97      14.82       10.87       8.53       6.65       5.20
  Modified Duration (at par)             14.28      10.03       8.07        6.70       5.47       4.44
  First Principal Payment Date          7/25/30    6/25/17     1/25/13    1/25/10    3/25/08    12/25/06
  Last Principal Payment Date           9/25/30    7/25/17     8/25/13    5/25/11    10/25/09   6/25/08
  Principal Payment Window (Months)        3          2           8          17         20         19




                             BOND SUMMARY (TO CALL)

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
HEP                                        0%        12%         18%        23%        28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   13.75       7.84       6.96        6.43       5.86       5.10
  Modified Duration (at par)              9.71       6.35       5.77        5.40       5.00       4.44
  First Principal Payment Date          10/25/05   10/25/05   10/25/05    10/25/05   10/25/05   10/25/05
  Last Principal Payment Date           9/25/30    7/25/17     8/25/13    5/25/11    10/25/09   6/25/08
  Principal Payment Window (Months)       300        142         95          68         49         33


CLASS A-II
----------------------------------------------------------------------------------------------------------
PPC                                        0%        50%         75%        100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.16       4.92       3.37        2.57       2.08       1.75
  Modified Duration (at par)             16.38       4.49       3.16        2.45       2.00       1.69
  First Principal Payment Date          10/25/02   10/25/02   10/25/02    10/25/02   10/25/02   10/25/02
  Last Principal Payment Date           9/25/31    7/25/14     7/25/10    6/25/08    2/25/07    3/25/06
  Principal Payment Window (Months)       348        142         94          69         53         42







                           BOND SUMMARY (TO MATURITY)

CLASS A-I-1
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   9.47        1.47       1.08       0.90       0.78        0.69
  Modified Duration (at par)             8.35        1.42       1.05       0.88       0.77        0.68
  First Principal Payment Date         10/25/02    10/25/02   10/25/02   10/25/02   10/25/02    10/25/02
  Last Principal Payment Date           7/25/17    7/25/05    9/25/04    5/25/04     2/25/04    11/25/03
  Principal Payment Window (Months)       178         34         24         20         17          14

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   17.11       3.62       2.50       2.01       1.68        1.41
  Modified Duration (at par)             13.24       3.39       2.38       1.92       1.62        1.36
  First Principal Payment Date          7/25/17    7/25/05    9/25/04    5/25/04     2/25/04    11/25/03
  Last Principal Payment Date           9/25/22    3/25/07    10/25/05   2/25/05     9/25/04    5/25/04
  Principal Payment Window (Months)       63          21         14         10          8          7

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   22.25       5.79       3.86       3.01       2.48        2.05
  Modified Duration (at par)             15.27       5.15       3.56       2.82       2.34        1.95
  First Principal Payment Date          9/25/22    3/25/07    10/25/05   2/25/05     9/25/04    5/25/04
  Last Principal Payment Date          12/25/26    3/25/10    7/25/07    6/25/06     9/25/05    3/25/05
  Principal Payment Window (Months)       52          37         22         17         13          11

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   26.13      10.82       6.92       5.05       4.01        3.20
  Modified Duration (at par)             15.37       8.42       5.82       4.44       3.60        2.92
  First Principal Payment Date         12/25/26    3/25/10    7/25/07    6/25/06     9/25/05    3/25/05
  Last Principal Payment Date           7/25/30    6/25/17    1/25/13    1/25/10     3/25/08    12/25/06
  Principal Payment Window (Months)       44          88         67         44         31          22

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.57      18.66      13.87      10.97       8.48        6.20
  Modified Duration (at par)             14.41      11.50       9.51       8.04       6.57        5.09
  First Principal Payment Date          7/25/30    6/25/17    1/25/13    1/25/10     3/25/08    12/25/06
  Last Principal Payment Date           1/25/32    11/25/29   1/25/25    11/25/20    8/25/17    3/25/15
  Principal Payment Window (Months)       19         150        145        131         114        100



                           BOND SUMMARY (TO MATURITY)

CLASS A-I-6
----------------------------------------------------------------------------------------------------------
HEP                                       0%         12%        18%        23%         28%        34%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   13.75       7.85       7.01       6.54       6.18        5.87
  Modified Duration (at par)             9.71        6.36       5.80       5.47       5.22        4.99
  First Principal Payment Date         10/25/05    10/25/05   10/25/05   10/25/05   10/25/05    10/25/05
  Last Principal Payment Date          11/25/31    8/25/29    10/25/24   9/25/20     7/25/17    1/25/15
  Principal Payment Window (Months)       314        287        229        180         142        112


CLASS A-II
----------------------------------------------------------------------------------------------------------
PPC                                        0%        50%         75%        100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.21       5.27       3.62        2.75       2.22       1.85
  Modified Duration (at par)             16.41       4.75       3.36        2.60       2.12       1.79
  First Principal Payment Date          10/25/02   10/25/02   10/25/02    10/25/02   10/25/02   10/25/02
  Last Principal Payment Date           9/25/32    10/25/26    9/25/19    3/25/15    3/25/12    3/25/10
  Principal Payment Window (Months)       360        289         204        150        114         90

